EXHIBIT 10.5
AMENDMENT NO. 3 TO

CREDIT AGREEMENT

dated as of March 5, 2013,
among
NOVELIS INC.,
as Borrower,

AV METALS INC.,
as Holdings,
and
THE OTHER LOAN PARTIES PARTY HERETO,

THE LENDERS PARTY HERETO,

BANK OF AMERICA, N.A.,
as Administrative Agent,

MERRILL LYNCH, PIERCE, FENNER AND SMITH INCORPORATED,
CITIGROUP GLOBAL MARKETS INC.,
CREDIT SUISSE SECURITIES (USA) LLC,
DEUTSCHE BANK SECURITIES INC.
RBS SECURITIES INC.
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Bookrunners,

CITIGROUP GLOBAL MARKETS INC.,
CREDIT SUISSE SECURITIES (USA) LLC,
and
DEUTSCHE BANK SECURITIES INC.,
as Co-Syndication Agents,
and
THE ROYAL BANK OF SCOTLAND PLC
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agents

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 5, 2013, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act (the “Borrower”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the SUBSIDIARY GUARANTORS (as defined in the Credit Agreement referred to below), NOVELIS ITALIA S.P.A. and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) under the Credit Agreement referred to below.
RECITALS
WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Lenders from time to time party thereto entered into that certain Credit Agreement, dated as of December 17, 2010 (as amended, supplemented, restated or otherwise modified, the “Credit Agreement”);
WHEREAS, Novelis Italia S.p.A. (the “Third Party Security Provider”) has pledged certain assets to secure the Secured Obligations of the Loan Parties;
WHEREAS, the Borrower has requested an amendment to the Credit Agreement as herein set forth; and
WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Lenders signatory to a consent (an “Acknowledgment and Consent”) have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions.     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby.
Section 1.    Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement (including Schedules 6.01(b), 6.02(c) and 6.04(b) and Annex I, but excluding each of the other Exhibits and Schedules thereto) is hereby amended in its entirety to read as Exhibit A attached hereto.
Section 2.    Consent to Amendments; Further Assurances. The Administrative Agent and each Lender signatory to an Acknowledgment and Consent hereby consent to the amendments to each of the security agreements and/or guarantees as may be necessary or advisable in connection with this Amendment, each in form and substance satisfactory to the Administrative Agent.
Section 3.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
(a)    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(i)    this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider and the Administrative Agent;
(ii)    Acknowledgment and Consents, in the form set forth hereto as Exhibit B, duly executed by all of the Lenders holding Term Loans on the Amendment Effective Date (after giving effect to any assignments of Term Loans effectuated pursuant to Section 2.16(c) of the Credit Agreement on or prior to the Amendment Effective Date);
(iii)    amendments to the other Loan Documents or such other documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect fully the purposes of this Amendment executed by the parties thereto, including without limitation, any documents that the Administrative Agent may deem reasonably necessary or advisable to reaffirm, confirm or ensure that the Secured Obligations are guaranteed by Holdings and all of the Subsidiary Guarantors and are secured by all Collateral;
(iv)    a certificate of the secretary, assistant secretary or managing director (where applicable) of each Loan Party and the Third Party Security Provider dated the Amendment Effective Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document (or its equivalent including the constitutional documents) of such Loan Party or Third Party Security Provider, as applicable, certified (to the extent customary in the applicable jurisdiction) as of a recent date by the Secretary of State (or equivalent Governmental Authority) of the jurisdiction of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors and/or shareholders, as applicable, of such Loan Party or such Third Party Security Provider, as applicable, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed as of the Amendment Effective Date to which such person is a party and that such resolutions, or any other document attached thereto, have not been modified, rescinded, amended or superseded and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing this Amendment and the other Loan Documents as of the Amendment Effective Date (together with a certificate of another officer as to the incumbency and specimen signature of the secretary, assistant secretary or managing director executing the certificate in this clause (v), and other customary evidence of incumbency) (provided that, with respect to the Third Party Security Provider, Holdings and the Subsidiary Guarantors, the matters referred to in clause (A) and (C) may be evidenced by certifications that the items reference in clauses (A) and (C) have not been modified since the Closing Date and are accurately reflected in the certificates delivered on the Closing Date);
(v)     such good standing certificates (where applicable or such other customary functionally equivalent certificates or abstracts) as the Administrative Agent may request of each Loan Party and the Third Party Security Provider (in so-called “long-form” if available), as of a recent date prior to the Amendment Effective Date, from the applicable Governmental Authority of such Loan Party’s or Third Party Security Provider’s (as the case may be) jurisdiction of organization;
(vi)    a favorable opinion of counsels to the Loan Parties, addressed to the Agents and the Lenders in form and substance and from counsels reasonably satisfactory to the Administrative Agent;
(vii)    an Officer’s Certificate of a Responsible Officer of the Borrower, addressed to the Revolving Credit Administrative Agent certifying that the Borrower has determined in good faith that this Amendment satisfies the requirements of Section 6.11(d) of the Revolving Credit Agreement; and
(viii)    such additional documentation as the Administrative Agent may reasonably require.
(b)    Payment of Fees Costs and Expenses. The Administrative Agent (and its Affiliates) shall have received all fees required to be paid, and all expenses (including the reasonable fees and expenses of legal counsels) for which invoices have been presented, on or before the Amendment Effective Date, in connection with this Amendment.
(c)    Representations and Warranties. Each of the representations and warranties contained in Section 5 and 6 below shall be true and correct in all material respects and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
(d)    No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
Section 4.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
(b)    The execution, delivery and performance of this Amendment by such Loan Party have been duly authorized by all requisite corporate, limited liability company, limited partnership or other organizational action on the part of such Loan Party and will not violate any of the articles of incorporation or bylaws (or other Organizational Documents) of such Loan Party.
(c)    This Amendment has been duly executed and delivered by such Loan Party, and each of this Amendment, the Credit Agreement as amended hereby, and each other Loan Document constitutes the legal, valid and binding obligation of such Loan Party , in each case, to the extent party to such Loan Document, enforceable against such Loan Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)    Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.    Representations and Warranties. The Third Party Security Provider hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    The execution, delivery and performance by the Third Party Security Provider of this Amendment have been duly authorized by all requisite corporate, limited liability company, limited partnership or other organizational action on the part of the Third Party Security Provider and will not violate any of the articles of incorporation or bylaws (or other Organizational Documents) of the Third Party Security Provider.
(b)    This Amendment has been duly executed and delivered by the Third Party Security Provider, and the Amendment and each other Loan Document constitutes the legal, valid and binding obligation of the Third Party Security Provider, in each case, to the extent party to such Loan Document, enforceable against the Third Party Security Provider in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
Section 6.    Continuing Effect; Liens and Guarantees.
(a)     Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment, and the execution, delivery and performance of the other Loan Documents to be executed in connection therewith. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations of the Borrower and the Guarantors. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)    Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. The Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)    Holdings, the Borrower, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Borrower, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Borrower, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement, and except as expressly amended by this Agreement, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Agreement.
Section 7.    Reference to and Effect on the Loan Documents.
(a)    Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement or the same sections or any provision of any other Loan Document for any other date or purpose.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c)    The execution and delivery of this Agreement by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
(d)    Each Lender agrees that assignments requested in the Acknowledgement and Consent by any Lender may be effected through recordation in the Register notwithstanding anything in the contrary in the Credit Agreement.
Section 8.    Further Assurances.     Holdings, the Borrower, each other Loan Party and the Third Party Security Provider hereby agree to execute any and all further documents, financing statements, agreements and instruments, and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, financing statements, agreements and instruments.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
Section 10.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
Section 11.    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 12.    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated above.

NOVELIS INC., as the Borrower

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

AV METALS INC., as Holdings

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.

NOVELIS CORPORATION, as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS PAE CORPORATION, as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS BRAND LLC, as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS SOUTH AMERICA HOLDINGS LLC, as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

ALUMINUM UPSTREAM HOLDINGS LLC, as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS ACQUISITIONS LLC, as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS NORTH AMERICA HOLDINGS INC., as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS DELAWARE LLC, as U.S. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS UK LTD, as U.K. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS SERVICES LIMITED, as U.K. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS AG, as Swiss Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS CAST HOUSE TECHNOLOGY LTD., as Canadian Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

4260848 CANADA INC., as Canadian Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

4260856 CANADA INC., as Canadian Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS NO. 1 LIMITED PARTNERSHIP, as Canadian Guarantor,

By: 4260848 CANADA INC.
Its: General Partner

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

8018227 CANADA INC., as Canadian Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

8018243 CANADA LIMITED, as Canadian Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS EUROPE HOLDINGS LIMITED, as U.K. Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS SWITZERLAND SA, as Swiss Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS DEUTSCHLAND GMBH, as German Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS SHEET INGOT GMBH, as German Guarantor

By:	/s/ Thomas W. LaBarge
Name:	Thomas W. LaBarge
Title:	Authorized Signatory

NOVELIS MADEIRA UNIPESSOAL, LDA, as Madeira Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS PAE S.A.S., as French Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

NOVELIS DO BRASIL LTDA., as Brazilian Guarantor

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

Signed and Delivered as a Deed for and on behalf of

NOVELIS ALUMINIUM HOLDING COMPANY,

by its duly authorised attorney, /s/ Alejandro Bisogno

as Irish Guarantor,

in the presence of: /s/ Thomas W. LaBarge
Thomas W. LaBarge

Name:	Alejandro Bisogno
Title:	Authorized Signatory

NOVELIS ITALIA S.P.A., as Third Party Security Provider

By:	/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.
Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Assistant Vice President

By:
Name:
Title:

EXHIBIT A
[ATTACHED]

EXHIBIT B
February __, 2013
To:    Bank of America, N.A., as Administrative Agent
    1455 Market Street
    San Francisco, California 94103
    Attention: Bridgett Manduk

Re:	Novelis Inc. Amendment No. 3 to Credit Agreement
Ladies and Gentlemen:
Reference is hereby made to (i) the Credit Agreement, dated as of December 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Novelis Inc., certain affiliates and subsidiaries of Novelis Inc., the several banks and other financial institutions or entities party thereto as lenders, and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and (ii) Amendment No. 3 to Credit Agreement (the “Amendment”) among Novelis Inc., certain affiliates and subsidiaries of Novelis Inc., and the Administrative Agent, in the form posted by the Administrative Agent via Intralinks, Syndtrak or a substantially similar electronic transmission system. Capitalized terms used but not defined herein having the meaning assigned to such terms in the Amendment.
CONSENT TO EFFECTIVENESS OF AMENDMENT NO. 3 TO CREDIT AGREEMENT. By signing below, the undersigned, in its capacity as a Lender under the Credit Agreement, hereby acknowledges and consents to, and agrees to the terms of, the Amendment and hereby irrevocably authorizes Bank of America, N.A., in its capacity as Administrative Agent, to execute the Amendment on behalf of the undersigned with respect to all Loans owned by the undersigned immediately prior to giving effect to the Amendment.
AMOUNT OF LOANS TO BE RETAINED. In connection with such consent, the undersigned, in its capacity as a Lender under the Credit Agreement, notifies Bank of America, N.A., in its capacity as Administrative Agent, that such Lender agrees:
Retain all Loans
to continue to hold the total outstanding principal amount of its existing Loans, as modified by the Amendment.
Allocate Loans to an Affiliated Fund
to (x) continue to hold $___________ of the outstanding principal amount of its existing Loans, as modified by the Amendment, with the remaining amount of the outstanding principal amount of its existing Loans assigned at par on the Amendment Effective Date (such assigned Loans, the “Assigned Amount”) (and such assignment may be consummated by recordation in the Register by the Administrative Agent) and (y) purchase by assignment to an affiliated fund $__________ aggregate principal amount of Loans (which shall equal the Assigned Amount) promptly following the Amendment Effective Date via such affiliated fund.

IN WITNESS WHEREOF, the undersigned has duly executed this Acknowledgement and Consent as of the date first written above.

________________________________________,

(Name of Institution)
By:
Name:
Title:
[If a second signature is necessary:
By:
Name:
Title:]